As filed with the Securities and Exchange Commission on September 8, 2003

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-4244

                             SOUND SHORE FUND, INC.
                              Two Portland Square
                             Portland, Maine 04101
                                  207-879-1900

                         T. Gibbs Kane, Jr., President
                          Sound Shore Management, Inc.
                              8 Sound Shore Drive
                                 P.O. Box 1810
                              Greenwich, CT 06836

                   Date of fiscal year end: DECEMBER 31, 2003

                    Date of reporting period: JUNE 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


--------------------------------------------------------------------------------

                                SOUND SHORE FUND
            TWO PORTLAND SQUARE, PORTLAND, ME 04101 - 1-800-754-8758
================================================================================


                                                                   June 30, 2003

Dear Shareholder:

     The Sound Shore Fund ended the second quarter of 2003 with a net asset value of $29.22 after paying out a $0.02035 dividend just prior to quarter end. The Fund gained 21.73% for the quarter, outpacing the major indices such as the S&P 500 Index ("S&P") and the Dow Jones Industrial Average ("Dow"), which advanced 15.39% and 13.03%, respectively. For the first half of 2003, the Fund is up 13.29%, compared to 11.75% and 8.90% for the S&P and Dow. For the past ten years, the Fund has grown at a compound annual rate of 11.65%, besting the S&P, which has grown at a 10.03% rate.*

     After a difficult first quarter where investors were buffeted by a series of remarkable macroeconomic and geopolitical events in evidence over the past several years, U.S. stocks staged an impressive rally during the second quarter. The market was fueled by the quick end to the war in Iraq, growing confidence in the ongoing earnings recovery, a larger-than-expected federal tax cut, and an accommodative monetary policy. While the Fund was certainly a beneficiary of the market rally, performance in the second quarter was driven principally by the demonstrable improvement in individual company fundamentals.

     For example, one recent successful investment has been in McDonald's, where new management and new products produced the most robust May same store sales growth in over two years. When combined with the company's historically low valuation, the improvement in store level performance fueled strong stock price appreciation. Similarly, new management teams at AOL Time Warner, Tyco, and Interpublic Group have moved aggressively to strengthen their balance sheets, improve liquidity, cut operating costs and position their companies for renewed growth. In the case of Watson Pharmaceuticals, robust earnings growth and new product launches drove its performance.

     While most of the Fund's holdings generated positive returns for the six-month reporting period, one that did not, deserves special mention. Federal Home Loan Mortgage Corp. ("Freddie Mac"), one of two publicly traded Government Sponsored Enterprises, provides liquidity to the mortgage market by acquiring, guaranteeing, and either retaining or securitizing mortgages originated by other financial institutions. Changes in the complex accounting standards governing certain financial instruments used by Freddie Mac, have forced the company to restate its historical financial results for the years 2000 through 2002. The restatement, which will be finalized in the third quarter, will result in a significant increase in reported earnings, book value, and regulatory capital. However, late in the second quarter, as the restatement process continued, Freddie Mac's board terminated the company's three most senior executives because it felt they were either impeding or not properly managing the process. The accounting difficulties and high-level terminations have created a welter of criticism and calls for heightened federal oversight and regulation. Predictably, the stock suffered as a result.


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                                       1

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================================================================================

     While the issues surrounding Freddie Mac are certainly serious, we feel the company's economic value has not been materially effected. With the stock trading at under 9 times expected 2003 earnings, and less than 2 times book value, we believe its value is substantially higher than the current market price. At the end of the second quarter we increased our investment in Freddie Mac by approximately 20%.

     Our investment in Freddie Mac illustrates the philosophy that has guided our approach since the founding of Sound Shore Management in 1978 and Sound Shore Fund in 1985. We have consistently sought out the unpopular, under-appreciated, and misunderstood stocks of fundamentally sound and improving companies. Over time it has been our experience that market prices will follow the fundamentals and ultimately reflect intrinsic values. We continue to believe that individual stock selection will rule the day now that the major sector swings of the past four years have returned many industry components to more normal relationships and many of the excesses of the 1990s have been wrung out.

     Thank you for your continued investment in the Fund. As always, we appreciate your support and welcome any questions you may have.

Sincerely,

/s/ T. GIBBS KANE, JR.

T. Gibbs Kane, Jr.
President

     *THE  PERFORMANCE  DATA  QUOTED  REPRESENTS  PAST  PERFORMANCE  AND  IS  NO
GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. THE FUND'S 1-, 5-, 10-, AND 15-YEAR AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 6/30/03 WERE 4.14%, 2.59%, 11.65%, AND 12.63% RESPECTIVELY.

     THE FUND'S AVERAGE ANNUAL TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT FUND PERFORMANCE, PLEASE VISIT THE FUND'S WEBSITE AT WWW.SOUNDSHOREFUND.COM OR CALL (800) 551-1980.

     THE S&P 500 IS AN UNMANAGED INDEX REPRESENTING THE AVERAGE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED, LARGE CAPITALIZATION STOCKS. THE DOW JONES INDUSTRIAL AVERAGE CONSISTS OF 30 STOCKS THAT ARE CONSIDERED TO BE MAJOR FACTORS IN THEIR INDUSTRIES AND THAT ARE WIDELY HELD BY INDIVIDUALS AND INSTITUTIONAL INVESTORS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE.

     THE VIEWS IN THIS LETTER WERE THOSE OF THE FUND MANAGER AS OF 6/30/03 AND MAY NOT NECESSARILY REFLECT HIS VIEWS ON THE DATE THIS LETTER IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS (I) ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THE FUND'S PRESENT INVESTMENT METHODOLOGY AND (II) DO NOT CONSTITUTE INVESTMENT ADVICE. (8/03)


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                                       2

--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS
JUNE 30, 2003 (UNAUDITED)
================================================================================
                                                        SHARE          MARKET
                                                        AMOUNT         VALUE
                                                        ------         ------
COMMON STOCK (97.5%)
--------------------------------------------------------------------------------
BANKS (4.7%)
Countrywide Financial Corp..........................    240,500     $ 16,731,585
Federal Home Loan Mortgage Corp.....................    462,400       23,476,048
                                                                    ------------
                                                                      40,207,633
                                                                    ------------

CONSUMER DISCRETIONARY (13.0%)
AOL Time Warner, Inc. +.............................  1,566,000       25,196,940
Dana Corp...........................................  1,116,000       12,900,960
Interpublic Group of Cos., Inc......................  2,071,000       27,709,980
Liberty Media Corp. +...............................  2,166,000       25,038,960
McDonald's Corp.....................................    917,000       20,229,020
                                                                    ------------
                                                                     111,075,860
                                                                    ------------

CONSUMER STAPLES (2.0%)
Safeway, Inc. +.....................................    814,500       16,664,670
                                                                    ------------

ENERGY (11.1%)
ConocoPhillips......................................    230,000       12,604,000
Devon Energy Corp...................................    236,500       12,629,100
Halliburton Co......................................    879,000       20,217,000
Marathon Oil Corp...................................    889,000       23,425,150
Occidental Petroleum Corp...........................    366,000       12,279,300
Weatherford International Ltd. +....................    314,500       13,177,550
                                                                    ------------
                                                                      94,332,100
                                                                    ------------

HEALTHCARE (14.5%)
Aetna, Inc..........................................    393,500       23,688,700
Baxter International, Inc...........................    509,500       13,247,000
Beckman Coulter, Inc................................     76,000        3,088,640
IMS Health, Inc.....................................    614,000       11,045,860
Laboratory Corp. of America Holdings +..............    563,500       16,989,525
Omnicare, Inc.......................................    822,000       27,775,380
Quest Diagnostics, Inc. +...........................    137,500        8,772,500
Triad Hospitals, Inc. +.............................    763,000       18,937,660
                                                                    ------------
                                                                     123,545,265
                                                                    ------------


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                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       3


--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)
================================================================================
                                                         SHARE          MARKET
                                                         AMOUNT         VALUE
                                                         ------         ------
INDUSTRIALS (12.8%)
Equifax, Inc........................................    783,500       20,371,000
Goodrich Corp.......................................    385,500        8,095,500
Republic Services, Inc. +...........................    844,000       19,133,480
SPX Corp. +.........................................    543,500       23,946,610
Textron, Inc........................................    401,000       15,647,020
Tyco International Ltd..............................  1,150,000       21,827,000
                                                                    ------------
                                                                     109,020,610
                                                                    ------------

INSURANCE (13.3%)
AMBAC Financial Group, Inc..........................    204,500       13,548,125
AON Corp............................................  1,063,000       25,597,040
Berkshire Hathaway Inc., Class A +..................        499       36,177,500
Chubb Corp..........................................    356,000       21,360,000
Endurance Specialty Holdings Ltd....................    195,500        5,835,675
MBIA, Inc...........................................    226,000       11,017,500
                                                                    ------------
                                                                     113,535,840
                                                                    ------------

MATERIALS (2.5%)
Engelhard Corp......................................    575,500       14,255,135
Georgia-Pacific Corp................................    362,800        6,875,060
                                                                    ------------
                                                                      21,130,195
                                                                    ------------

PHARMACEUTICALS (7.6%)
King Pharmaceuticals, Inc. +........................  1,019,500       15,047,820
Schering-Plough Corp................................    910,500       16,935,300
Watson Pharmaceuticals, Inc. +......................    820,000       33,103,400
                                                                    ------------
                                                                      65,086,520
                                                                    ------------

TECHNOLOGY (4.8%)
Cypress Semiconductor Corp. +.......................    150,500        1,806,000
Electronic Data Systems Corp........................    742,000       15,915,900
Thermo Electron Corp. +.............................  1,119,500       23,531,890
                                                                    ------------
                                                                      41,253,790
                                                                    ------------


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                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       4


--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)
================================================================================
                                                        SHARE          MARKET
                                                        AMOUNT         VALUE
                                                        ------         ------
TELECOMMUNICATIONS (7.2%)
CenturyTel, Inc.....................................    665,500       23,192,675
Citizens Communications Co. +.......................  1,703,500       21,958,115
Telephone & Data Systems, Inc.......................    317,000       15,754,900
                                                                    ------------
                                                                      60,905,690
                                                                    ------------

UTILITIES (4.0%)
Duke Energy Corp....................................    548,000       10,932,600
TXU Corp............................................  1,013,500       22,753,075
                                                                    ------------
                                                                      33,685,675
                                                                    ------------
TOTAL COMMON STOCK (COST $714,999,519)                              $830,443,848
                                                                    ------------

SHORT-TERM HOLDINGS (2.4%)
-------------------------------------------------------------------------------
Deutsche Cash Management Fund.......................  7,493,145     $  7,493,145
Monarch Daily Assets Cash Fund......................  2,573,355        2,573,355
Monarch Daily Assets Government Fund................ 10,476,203       10,476,203
                                                                    ------------


TOTAL SHORT-TERM HOLDINGS (COST $20,542,703)........                $ 20,542,703
                                                                    ------------
Total Investments (99.9%) (cost $735,542,222).......                $850,986,551
Other Assets less Liabilities (0.1%)................                     787,985
                                                                    ------------
Net Assets (100.0%) (29,153,746 shares outstanding).                $851,774,536
                                                                    ============
Net Asset Value (offering and redemption price per share)                $ 29.22
                                                                    ============


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                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       5


--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONCLUDED)
JUNE 30, 2003 (UNAUDITED)
================================================================================
                                                                      MARKET
                                                                      VALUE
                                                                      ------
AT JUNE 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Par Value...........................................                $    29,154
Paid in Capital.....................................                738,568,149
Accumulated Undistributed Net Investment Income.....                      9,184
Unrealized Appreciation on Investments..............                115,444,329
Accumulated Net Realized Loss from Investments......                 (2,276,280)
                                                                   -------------
NET ASSETS..........................................               $851,774,536
                                                                   =============


+ Non-income producing security.


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                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       6


--------------------------------------------------------------------------------
SOUND SHORE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2003 (Unaudited)
================================================================================

INVESTMENT INCOME

Income:
     Dividends......................................               $  4,158,539
     Interest.......................................                     85,356
                                                                   ------------
          Total Income..............................                  4,243,895
                                                                   ------------

Expenses:
     Investment adviser fee (Note 3)................                  2,798,821
     Administrator fee..............................                    373,587
     Transfer agent fee.............................                    373,173
     Custodian fee..................................                     47,792
     Accounting fee.................................                     30,768
     Professional fees..............................                     39,131
     Directors' fees and expenses (Note 3)..........                     19,101
     Miscellaneous..................................                     55,003
                                                                   ------------
            Total Expenses..........................                  3,737,376
     Expenses reimbursed and fees waived (Note 3)...                    (65,545)
                                                                   -------------
     Net Expenses...................................                  3,671,831
                                                                   -------------
Net Investment Income...............................                    572,064
                                                                   -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments sold...............                  6,746,873
Net change in unrealized appreciation (depreciation)
                                   of investments...                 89,636,635
                                                                   -------------

Net realized and unrealized gain on investments.....                 96,383,508
                                                                   -------------

Net increase in net assets resulting from operations               $ 96,955,572
                                                                   =============


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                       SEE NOTES TO FINANCIAL STATEMENTS.

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SOUND SHORE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS

                                                                                   For the                   For the
                                                                              Six Months Ended             Year Ended
                                                                                June 30, 2003             December 31,
                                                                                 (Unaudited)                  2002
                                                                           ----------------------    ----------------------

Operations:
    Net investment income....................................                          $ 572,064               $ 1,558,173
    Net realized gain (loss) on investments sold.............                          6,746,873                (6,631,540)
    Net change in unrealized appreciation (depreciation) of
      investments............................................                         89,636,635              (155,069,953)
                                                                           ----------------------    ----------------------
    Increase (decrease) in net assets from operations........                         96,955,572              (160,143,320)

Dividends to shareholders from net investment income.........                           (586,559)               (1,534,643)

Capital share transactions (Note 5)..........................                         (4,268,020)             (112,306,341)
                                                                           ----------------------    ----------------------
    Total increase (decrease)................................                         92,100,993              (273,984,304)

Net assets:
    Beginning of the year....................................                        759,673,543             1,033,657,847
                                                                           ----------------------    ----------------------
    End of the Period (Including line (A))...................                      $ 851,774,536             $ 759,673,543
                                                                           ======================    ======================

    (A) Accumulated undistributed net investment income......                            $ 9,184                  $ 23,679
                                                                           ----------------------    ----------------------


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                       SEE NOTES TO FINANCIAL STATEMENTS.

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SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS  (UNAUDITED)
================================================================================


1.  ORGANIZATION

Sound Shore Fund, Inc. (the "Fund") was incorporated on February 19, 1985, as a no-load, diversified, open-end management investment company under the Investment Company Act of 1940 as amended. The investment objective of the Fund is growth of capital.

2.   SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

     A) SECURITY VALUATION
     Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money Market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's Investment Adviser believes another valuation is more appropriate.

     Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the Fund's investment adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, at the direction of the Fund's Board of Directors. Investments in other open-ended regulated investment companies are valued at net asset value.

     B)  SECURITY TRANSACTIONS AND INVESTMENT INCOME
     Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

     C)  DIVIDENDS TO SHAREHOLDERS
     Dividends from net investment income, if any, are declared and paid semi-annually. Capital gains, if any,


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                                       9
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--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

     are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

     D)  FEDERAL TAXES
     The Fund intends to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.


3.  INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
The Fund's investment adviser is Sound Shore Management, Inc. (the "Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets.

OTHER SERVICES
Under separate servicing agreements, affiliates of Forum Financial Group, LLC (collectively, "Forum") provide certain administration, transfer agency and custody services to the Fund. For its services, Forum receives a fee from the Fund and is reimbursed certain out-of-pocket expenses.

Under a Distribution Agreement, Forum Fund Services, LLC ("FFS") acts as distributor of the Fund's shares and is not paid any fee for its distribution services.

The Fund pays five Directors who are unaffiliated with the Adviser or Forum, $1,000 per meeting attended, plus $750 per quarter.

Fees due to the Adviser and other related parties in the amount of $522,755 and $211,180, respectively, are payable at June 30, 2003.

Forum Administrative Services, LLC ("FAdS"), the Fund's administrator, has agreed contractually to waive a portion of its fee and reimburse certain expenses so that total annual operating expenses do not exceed 0.98% of average daily net assets through April 30, 2004. FAdS has contractually waived fees of $65,545 for the period from January 1, 2003 to June 30, 2003.


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                                       10

--------------------------------------------------------------------------------

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)
================================================================================


4.  PURCHASES AND SALES OF SECURITIES

The cost of  securities  purchased  and the  proceeds  from sales of  securities
(excluding  short-term   investments)  for  the  period  ended  June  30,  2003,
aggregated $264,757,086 and $267,427,991 respectively.

The cost basis of investment securities owned as of June 30, 2003 was $735,542,222. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost was $151,895,354 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value was $36,451,025.

5.  CAPITAL STOCK

As of June 30, 2003, 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $738,597,303. Transactions in capital stock were as follows:


                                                       For the                                 For the
                                                  Six Months Ended                            Year Ended
                                                    June 30, 2003                          December 31, 2002
                                        -----------------------------------     -------------------------------------
                                              SHARES            AMOUNT               SHARES             AMOUNT
       Sale of Shares                       7,081,983        $183,291,279          11,542,703     $ 313,105,075
       Reinvestment of dividends               19,338             566,100              46,138         1,156,666
       Redemption of shares                (7,384,074)       (188,125,399)        (15,950,776)     (426,568,082)
                                           -----------       -------------        ------------    --------------
       Net increase (decrease)
       From capital transactions             (282,753)       $ (4,268,020)         (4,361,935)    $(112,306,341)
                                           ===========       =============        ============    ==============

Of the 29,153,746 shares outstanding as of June 30, 2003, the Employees' Profit Sharing Plan of Sound Shore Management, Inc. owned 335,516 shares.


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                                       11
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SOUND SHORE FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================

                                         SIX MONTHS
                                           ENDED                        YEAR ENDED DECEMBER 31,
                                         JUNE 30, 2003 -----------------------------------------------------------------
                                         (UNAUDITED)      2002           2001         2000          1999         1998
                                         -----------      ----           ----         ----          ----         ----

Net Asset Value, Beginning of
  Period...............................     $ 25.81       $ 30.58       $ 33.70      $ 29.47       $ 29.62      $ 28.57
                                         -----------   -----------     ---------     --------     ---------     --------
Investment Operations
  Net investment income................        0.02          0.05          0.10         0.14          0.17         0.21
  Net realized and unrealized
    gain (loss) on investments.........        3.41         (4.77)        (0.36)        5.79         (0.15)        1.05
                                         -----------   -----------     ---------     --------     ---------     --------
Total from Investment Operations.......        3.43         (4.72)        (0.26)        5.93          0.02         1.26
                                         -----------   -----------     ---------     --------     ---------     --------
Distributions From
  Net investment income................       (0.02)        (0.05)        (0.10)       (0.14)        (0.17)       (0.20)
  In excess of net investment income...           -             -             -            - (a)         - (a)        -
  Net realized gains...................           -             -         (2.76)       (1.47)            -            -
  In excess of net realized gain.......           -             -             -        (0.09)(b)         -            -
  Return of capital....................           -             -             -            -             -        (0.01)
                                         -----------   -----------     ---------     --------     ---------     --------
Total Distributions....................       (0.02)        (0.05)        (2.86)       (1.70)        (0.17)       (0.21)
                                         -----------   -----------     ---------     --------     ---------     --------
Net Asset Value, End of Period.........     $ 29.22       $ 25.81       $ 30.58      $ 33.70       $ 29.47      $ 29.62
                                         ===========   ===========     =========     ========     =========     ========
Total Return...........................       13.29%       (15.43)%       (0.81)%      20.18%         0.05%        4.40%
Ratio/Supplementary Data
Net Assets at End of Period
  (in thousands).......................   $ 851,775     $ 759,674    $1,033,658   $1,101,888    $1,174,735   $1,961,487
Ratios to Average Net Assets:
       Expenses (net of reimbursement)         0.98%(d)      0.98%         0.98%        0.98%         0.98%        0.99%
       Expenses (gross) (c)                    1.00%(d)      0.99%         0.99%        0.99%         0.98%        1.00%
       Net Investment Income                   0.15%(d)      0.17%         0.32%        0.44%         0.50%        0.77%
Portfolio Turnover Rate                          36%           72%          104%          98%           41%          44%


--------------------------------------------------------------------------------

(a) The Fund distributed an amount in excess of net investment income of less than $0.01 per share.
(b) Distributions in excess of realized gains are the result of timing issues.
(c) Reflects expense ratio in the absence of expense reimbursement.
(d) Annualized.

--------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       12
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


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


SOUND SHORE FUND

INVESTMENT ADVISOR

Sound Shore Management, Inc.
Greenwich, Connecticut

ADMINISTRATOR

Forum Administrative Services, LLC
Portland, Maine

DISTRIBUTOR

Forum Fund Services, LLC
Portland, Maine

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Forum Shareholder services, LLC
Portland, Maine

CUSTODIAN

Forum Trust, LLC
Portland, Maine

COUNSEL

Dechert
New York, New York

INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS

Deloitte & Touche LLP
Boston, Massachusetts

This report is submitted for the general infor-         SEMI-ANNUAL REPORT
mation of the shareholders of the Fund. It is           (Unaudited)
not authorized for distribution to prospective
investors in the Fund unless preceded or
accompanied by an effective prospectus,                 June 30, 2003
which includes information regarding the
Fund's objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.                                  SOUND
                                                        SHORE
Two Portland Square                                     FUND
Portland, ME 04101
http://www.soundshorefund.com



                         [Picture: Portland Headlight]

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) - The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a) Not applicable.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(c) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).